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                           Prudential Global Genesis
                                   Fund, Inc.
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                        SUPPLEMENT DATED MARCH 31, 2000
                        PROSPECTUS DATED AUGUST 6, 1999

The following information supplements and, to the extent inconsistent therewith supersedes, the Sections entitled 'Risk/Return Summary--Investment Objective and Principal Strategies' and 'How the Fund Invests--Investment Objective and
Policies':

   The Fund will invest at least 65% of its total assets in equity-related securities of 'smaller companies,' which are companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index (the Index). The market capitalization of companies in the bottom 20% of the Index currently ranges from approximately $50 million to $2.5 billion. The appreciation or depreciation of a company's market capitalization in excess of or below these limits will not require disposal of the company's securities so long as the company satisfied the limits at the time of purchase. However, if such an event occurs, the Fund will not purchase any additional securities of that company.


MF136C1